EXHIBIT 23


  CONSENT OF BEARD MILLER COMPANY LLP, INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (on Form S-3, File No. 333-43576) of Peoples First, Inc. of our report dated January 10, 2003, with respect to the consolidated financial statements of Peoples First, Inc. included in this Annual Report (Form 10-
K) for the year-ended December 31, 2002.




                                 /s/ BEARD MILLER COMPANY LLP



Reading, Pennsylvania
March , 2003





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